UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2015

Tops Holding LLC

Tops Markets II Corporation

Tops Holding II Corporation

(Exact name of registrant as specified in its charter)

Delaware Delaware Delaware	333-168065 333-191029-05 333-191029	26-1252536 36-4766401 46-2733709
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6363 Main Street Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Indenture

On June 10, 2015, Tops Holding LLC (the “Company”) and Tops Markets II Corporation (“Tops Markets II,” and together with the Company, the “Issuers”) completed an offering of $560 million in aggregate principal amount of 8.000% senior secured notes due 2022 (the “2022 Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended. The 2022 Notes are guaranteed on a senior secured basis, jointly and severally, by each of the Company’s current (other than Tops Markets II) and certain of the Company’s future domestic subsidiaries (the “Guarantors”). The 2022 Notes are also guaranteed by Tops Holding II Corporation (“Holdings”) on a senior unsecured basis.

The 2022 Notes were issued under an Indenture dated as of June 10, 2015 (the “Indenture”) among the Issuers, Holdings, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral agent (the “Collateral Agent”), and bear interest at a rate of 8.000% per annum. The Issuers will pay interest on the 2022 Notes on June 15 and December 15 of each year, commencing on December 15, 2015. The 2022 Notes are redeemable, in whole or in part, at any time on or after June 15, 2018 at the redemption prices specified in the Indenture. Prior to June 15, 2018, the Issuers may redeem some or all of the 2022 Notes at a “make-whole” premium as specified in the Indenture. The 2022 Notes and the guarantees of the 2022 Notes are senior secured obligations of the Issuers and the Guarantors, respectively, will rank equally in right of payment with all existing and future senior indebtedness of the Issuers and the Guarantors, will rank senior to all existing and future subordinated indebtedness of the Issuers and the Guarantors and will mature on June 15, 2022.

The foregoing description of the 2022 Notes and the Indenture is qualified in its entirety by reference to the Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Security Agreement

On June 10, 2015, in connection with entry into the Indenture, the Issuers, Tops PT, LLC, Tops Gift Card Company, LLC, Tops Markets, LLC and Erie Logistics LLC entered into a security agreement (the “Security Agreement”) with U.S. Bank National Association, as Collateral Agent under the 2022 Notes. Pursuant to the Security Agreement, the Company and its subsidiaries have pledged substantially all of their assets as collateral to secure the 2022 Notes. The Security Agreement is governed by New York law.

The foregoing description of the Security Agreement is qualified in its entirety by reference to the Security Agreement, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Joinder to Intercreditor Agreement

On June 10, 2015, in connection with entry into the Indenture, Bank of America, N.A., as agent (in such capacity, the “ABL Agent”) under that certain Amended and Restated Credit Agreement (as may be amended or modified from time to time, the “ABL Credit Agreement”) dated as of December 14, 2012 among Tops Holding Corporation, Tops Markets, LLC, Tops Gift Card Company, LLC and Tops PT, LLC, and U.S. Bank National Association, as trustee and collateral agent under the Indenture, entered into, and the Issuers acknowledged and agreed to, a joinder (the “Joinder”) to the intercreditor agreement dated as of December 20, 2012 (the “Intercreditor Agreement”) between the ABL Agent and U.S. Bank National Association, as trustee and collateral agent under the indenture dated as of December 20, 2012, pursuant to which certain 8.875% senior secured notes due 2017 were issued. The Intercreditor Agreement provides for, among other things, the terms by which the liens on certain collateral (including receivables and inventory) securing obligations under, and guarantees granted in favor of the lenders (such lenders, the “Note Claimholders”) in respect of certain note obligations and certain other debt that may be incurred by the Company, will be subordinated in priority to the liens on such collateral securing the obligations under the ABL Credit Agreement and guarantees granted in favor thereof. The Intercreditor Agreement also contains certain terms by which the liens on certain collateral securing obligations under the ABL Credit Agreement and certain other debt that may be incurred by the Company will be subordinated in priority to the liens on such collateral securing the obligations of the Note Claimholders. The Intercreditor Agreement provides for certain limitations on enforcement actions that may be taken by the lenders under the ABL Credit Agreement and certain other debt that may be incurred by the Company and its subsidiaries. The Joinder provides that the lenders of the 2022 Notes will be subject to and bound by the provisions of Intercreditor Agreement as Note Claimholders.

The foregoing description of the Joinder is qualified in its entirety by reference to the Joinder, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

The Trademark Security Agreement

On June 10, 2015, in connection with entry into the Indenture, Tops Markets, LLC and Tops PT, LLC entered into a trademark security agreement (the “Trademark Security Agreement”) with U.S. Bank National Association, as Collateral Agent under the 2022 Notes. Pursuant to the Trademark Security Agreement, Tops Markets, LLC and Tops PT, LLC have pledged all of their U.S. trademarks as collateral to secure the 2022 Notes. The Trademark Security Agreement is governed by New York law.

The foregoing description of the Trademark Security Agreement is qualified in its entirety by reference to the Trademark Security Agreement, a copy of which is filed as Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under the heading “Indenture” in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On June 10, 2015, the Issuers issued a press release announcing the closing of $560 million in aggregate principal amount of the 2022 Notes. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 9, 2015, the Issuers and Tops Markets, LLC issued a press release announcing the results to date of their previously announced cash tender offer to purchase any and all of their outstanding 8.875% senior secured notes due 2017 and related consent solicitations to effect certain proposed amendments to the indenture governing those notes and related collateral documents. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On June 9, 2015, Holdings issued a press release announcing the results to date of its previously announced cash tender offer to purchase up to $60,000,000 aggregate principal amount of its outstanding 8.750%/9.500% senior notes due 2018. A copy of this press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

4.1	Indenture, dated as of June 10, 2015, by and among Tops Holding LLC, Tops Markets II Corporation, the Guarantors named therein and U.S. Bank National Association, as Trustee and Collateral Agent.

4.2	The Security Agreement, dated June 10, 2015, among Tops Holding LLC, Tops Markets II Corporation, the Guarantors named therein and U.S. Bank National Association, as collateral agent.

4.3	Joinder Agreement, dated June 10, 2015, among Bank of America, N.A., as agent under the Amended and Restated Credit Agreement, U.S. Bank National Association, as Collateral Agent, and acknowledged by Tops Holding LLC, Tops Markets II Corporation and the other persons signatory thereto.

4.4	Trademark Security Agreement, dated June 10, 2015, among Tops Markets, LLC, Tops PT, LLC and U.S. Bank National Association, as collateral agent.

99.1	Press Release dated June 10, 2015.

99.2	Press Release dated June 9, 2015.

99.3	Press Release dated June 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPS HOLDING LLC

Date: June 10, 2015
	By:	/s/ Lynne A. Burgess
	Name:	Lynne A. Burgess
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

4.1	Indenture, dated as of June 10, 2015, by and among Tops Holding LLC, Tops Markets II Corporation, the Guarantors named therein and U.S. Bank National Association, as Trustee and Collateral Agent.

4.2	The Security Agreement, dated June 10, 2015, among Tops Holding LLC, Tops Markets II Corporation, the Guarantors named therein and U.S. Bank National Association, as collateral agent.

4.3	Joinder Agreement, dated June 10, 2015, among Bank of America, N.A., as agent under the Amended and Restated Credit Agreement, U.S. Bank National Association, as Collateral Agent, and acknowledged by Tops Holding LLC, Tops Markets II Corporation and the other persons signatory thereto.

4.4	Trademark Security Agreement, dated June 10, 2015, among Tops Markets, LLC, Tops PT, LLC and U.S. Bank National Association, as collateral agent.

99.1	Press Release dated June 10, 2015.

99.2	Press Release dated June 9, 2015.

99.3	Press Release dated June 9, 2015.